Ex. 10.2

FIRST AMENDMENT TO
AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

         FIRST AMENDMENT TO AMENDED AND RESTATED SALE AND SERVICING AGREEMENT (this “Amendment”) dated as of September 12, 2007, by and among SILVERLEAF FINANCE IV, LLC a Delaware limited liability company, as purchaser (the “Purchaser”), SILVERLEAF RESORTS, INC., a Texas corporation, as seller and servicer (the “Seller”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”), Backup Servicer and Account Intermediary .

WHEREAS, the parties hereto have entered into the Amended and Restated Sale and Servicing Agreement, dated as of December 22, 2006, by and among the Purchaser, the Seller, and the Trustee (as amended, the “Agreement”).  Capitalized terms used in this Amendment have the meanings given such terms in the Agreement, except as provided otherwise herein; and

WHEREAS, Section 11.1 of the Agreement permits the Agreement to be amended from time to time pursuant to the conditions set forth therein.

NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendments.

(a)              Section 3.1(a)(ii) of the Agreement is hereby deleted and replaced in its entirety by the following:

“(ii) Additional Receivables Characteristics. As of the related Funding Date, as applicable:

(A) after the pledge of each Related Receivable pursuant to the Indenture, the Net Spread shall not be less than 5.0%;

(B) after the pledge of each Related Receivable pursuant to the Indenture, the weighted average Timeshare Loan Rate of all the Eligible Timeshare Loans shall be no less than 15% and the weighted average original term to maturity of all the Eligible Timeshare Loans shall not exceed 108 months;

(C) after the pledge of each Related Receivable pursuant to the Indenture, the Aggregate Principal Balance of Eligible Timeshare Loans with a related Obligor having a FICO score of greater than or equal to 500 and less than 600 as of the date of origination of such Timeshare Loan shall not exceed 20% of the Aggregate Principal Balance of all Eligible Receivables;

(D) after the pledge of each Related Receivable pursuant to the Indenture, the Aggregate Principal Balance of Eligible Timeshare Loans with a related Obligor having a FICO score of greater than or equal to 500 and less than 625 as of the date of origination of such Timeshare Loan shall not exceed 35% of the Aggregate Principal Balance of all Eligible Receivables;

(E) after the pledge of each Related Receivable pursuant to the Indenture, the Aggregate Principal Balance of Eligible Timeshare Loans with a related Obligor having a FICO score of greater than or equal to 500 and less than 650 as of the date of origination of such Timeshare Loan shall not exceed 50% of the Aggregate Principal Balance of all Eligible Receivables;

(F) after the pledge of each Related Receivable pursuant to the Indenture, the Aggregate Principal Balance of Eligible Timeshare Loans with a related Obligor having a FICO score of greater than or equal to 500 and less than 675 as of the date of origination of such Timeshare Loan shall not exceed 65% of the Aggregate Principal Balance of all Eligible Receivables; and

(G) after the pledge of each Related Receivable pursuant to the Indenture, the Aggregate Principal Balance of Eligible Timeshare Loans with a related Obligor having a FICO score of greater than or equal to 500 and less than 700 as of the date of origination of such Timeshare Loan shall not exceed 75% of the Aggregate Principal Balance of all Eligible Receivables.”

(b)            Section 3.1(a)(xxvii) of the Agreement is hereby amended by replacing the dollar amount appearing therein with the dollar amount “$15,000,000”.

(c)            Section 4.12 of the Agreement is hereby amended by deleting the phrase “Final Scheduled Settlement Date” in the first sentence thereof and inserting the phrase “Rated Final Settlement Date” in lieu thereof.

(d)            Section 11.11 of the Agreement is hereby amended by deleting the phrase “Final Scheduled Settlement Date” in the first sentence thereof and inserting the phrase “Rated Final Settlement Date” in lieu thereof.

(e)            Section 11.1 of the Agreement is hereby amended by inserting the following after clause (e) thereof:

“(f) The Servicer shall, at least two (2) calendar days prior to such modification, provide notice to Moody’s and Standard & Poor’s Rating Service, a division of McGraw-Hill Companies, Inc. (“S&P”), upon any material modification to the Hedge Agreement, including but not limited to, any change in the notional amount thereof.  Such notice shall be sent to Moody’s and S&P at the addresses provided in Section 11.3(g) or by e-mail at servicerreports@moodys.com and abs_surveillance@standardpoors.com”

                 (f) Section 11.3 of the Agreement is hereby amended by inserting the following after clause (f) thereof:

“(g) in the case of S&P, to Standard & Poor’s Rating Service, a division of McGraw-Hill Companies, Inc., 55 Water Street, New York, NY 10041, Attention: Asset-Backed Surveillance Group.”

(g)            Exhibit J to the Agreement is hereby amended by deleting the phrase “$125,000,000 Variable Funding Note” in the “Attention” line thereof and inserting the phrase “$150,000,000 Variable Funding Note” in lieu thereof.

(h)            Exhibit L to the Agreement is hereby amended by deleting the phrase “$125,000,000 Variable Funding Note” in the “Reference (Re:)” line thereof and inserting the phrase “$150,000,000 Variable Funding Note” in lieu thereof.

(i)            The definition of “Final Scheduled Settlement Date” in Annex A is hereby amended by replacing the date appearing therein with the date “September 12, 2011”.

(j)            The definition of “Maximum Invested Amount” in Annex A is hereby amended by replacing the dollar amount appearing therein with the dollar amount “$150,000,000”.

(k)            The definition of “Overconcentration Amount” in Annex A is hereby amended by deleting in their entirety clauses (ix) and (x) thereof and adding the following after clause (viii) thereof:

“(ix) the amount by which the sum of the Aggregate Principal Balance of all Non-Titled Loans exceeds $15,000,000;

(x) the amount by which the sum of the Aggregate Principal Balance of all Eligible Receivables relating to Timeshare Loans with a related Obligor having a FICO score of greater than or equal to 500 and less than 600 as of the date of origination of such Timeshare Loan exceeds, in the aggregate, 20% of the Aggregate Principal Balance of all Eligible Receivables at such time;

(xi) the amount by which the sum of the Aggregate Principal Balance of all Eligible Receivables relating to Timeshare Loans with a related Obligor having a FICO score of greater than or equal to 500 and less than 625 as of the date of origination of such Timeshare Loan exceeds, in the aggregate, 35% of the Aggregate Principal Balance of all Eligible Receivables at such time;

(xii) the amount by which the sum of the Aggregate Principal Balance of all Eligible Receivables relating to Timeshare Loans with a related Obligor having a FICO score of greater than or equal to 500 and less than 650 as of the date of origination of such Timeshare Loan exceeds, in the aggregate, 50% of the Aggregate Principal Balance of all Eligible Receivables at such time;

(xiii) the amount by which the sum of the Aggregate Principal Balance of all Eligible Receivables relating to Timeshare Loans with a related Obligor having a FICO score of greater than or equal to 500 and less than 675 as of the date of origination of such Timeshare Loan exceeds, in the aggregate, 65% of the Aggregate Principal Balance of all Eligible Receivables at such time; and

(xiv) the amount by which the sum of the Aggregate Principal Balance of all Eligible Receivables relating to Timeshare Loans with a related Obligor having a FICO score of greater than or equal to 500 and less than 700 as of the date of origination of such Timeshare Loan exceeds, in the aggregate, 75% of the Aggregate Principal Balance of all Eligible Receivables at such time.”

(l)            The following definition is hereby added to Annex A, after the definition of “Qualified Substituted Timeshare Loan”:

““Rated Final Settlement Date” means, the Settlement Date occurring 12 months after the maturity date of the latest maturing Timeshare Loan, as of the Scheduled Maturity Date.”

(m)            The definition of “Scheduled Maturity Date” in Annex A is hereby replaced in its entirety by the following:

“Scheduled Maturity Date” means September 12, 2009, or such later date as the Note Purchaser, the Issuer and Silverleaf have agreed upon in writing prior to September 12, 2009, but no later than September 12, 2011.

(n)             The definition of “Funding Termination Event” in Annex A is hereby amended by adding the following after clause (vi) thereof:

“; and (vii) failure, on or prior to November 12, 2007, to extend the term of the Management Agreement to at least the Rated Final Settlement Date.

2.            Miscellaneous.

(a)            This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

(b)            This Amendment shall be deemed to be a contract made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

(c)            The headings of the several sections of this Amendment are for convenience only and shall not affect the construction hereof.

(d)            This Amendment shall be deemed to be a Basic Document under the Indenture and the other Basic Documents.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

SILVERLEAF FINANCE IV, LLC

By:	/S/ HARRY J. WHITE, JR
Title:	CFO

SILVERLEAF RESORTS, INC.

By:	/S/ HARRY J. WHITE, JR.
Title:	CFO

WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Trustee

By:	/S/ SUE DIGNAN
Title:	Assistant Vice President